UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

Panacos Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 10, 2007, Panacos Pharmaceuticals, Inc. announced the preliminary results from the 350 mg cohort of a Phase 2b study of bevirimat (PA-457) in patients failing HIV therapy due to drug resistance. In this cohort, nine patients received 350 mg of bevirimat solution once daily and two patients received placebo for 14 days on top of their failing background regimen.

The information contained in Exhibit 99.1 is incorporated by reference into Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press release of Panacos Pharmaceuticals, Inc. dated December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACOS PHARMACEUTICALS, INC.

Dated: December 10, 2007	By:	/s/ Alan W. Dunton, M.D.
Alan W. Dunton, M.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of Panacos Pharmaceuticals, Inc. dated December 10, 2007.